Exhibit 10.3
COMMITMENT INCREASE SUPPLEMENT
     COMMITMENT INCREASE SUPPLEMENT, dated February 10, 2009 (this “Supplement”), to the Amended and Restated Credit Agreement, dated as of July 9, 2008, as amended (as further amended, restated or supplemented from time to time, the “Credit Agreement”), among the Borrower, the Agent and the undersigned Lender (as defined in the Credit Agreement; terms defined in the Credit Agreement are used herein with the same meanings).
WITNESSETH:
          WHEREAS, pursuant to Section 2.1(f)(i) of the Credit Agreement, the Borrower has the right, subject to the terms and conditions thereof, to request from time to time that any one or more of the Lenders increases its Commitment under the Credit Agreement;
          WHEREAS, the Borrower has given notice to the Agent of its request to increase the undersigned Lender’s Commitment pursuant to such Section 2.1(f)(i); and
          WHEREAS, pursuant to Section 2.1(f)(ii) of the Credit Agreement, the undersigned Lender now desires to increase the amount of its Commitment under the Credit Agreement by executing and delivering to the Borrower a supplement to the Credit Agreement in substantially the form of this Supplement;
          NOW THEREFORE, each of the parties hereto hereby agrees as follows:
     1. The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement, that on the date this Supplement is accepted by the Borrower, such Lender shall have its Commitment increased by $2,500,000, thereby making its total Commitment equal to $12,500,000.
     2. Borrower represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.
     3. This Supplement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.
     4. This Supplement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.
[Signature Page Follows]

          IN WITNESS WHEREOF, each of the undersigned has caused this Commitment Increase Supplement to be executed and delivered under seal by a duly authorized officer as of the date first above written.

COMMERCE BANK & TRUST COMPANY

By:

Name: David J. Costello Title: Senior Vice President

Agreed and accepted this 10th day of February, 2009.

TIMEPAYMENT CORP.

By:

Name: Richard F. Latour Title: President

SOVEREIGN BANK, Individually and as Agent

By:

Name: Jeffrey G. Millman Title: Senior Vice President
[Signature Page to Commitment Increase Supplement]